EXHIBIT 99.1

Simmons First Announces Second Quarter Earnings

PINE BLUFF, Ark., July 16, 2009 (GLOBE NEWSWIRE) -- Simmons First National Corporation (Nasdaq:SFNC) today announced earnings of $5.5 million, or $0.39 diluted earnings per share for the quarter ended June 30, 2009, compared to $0.42 diluted earnings per share for the same period in 2008. During the second quarter, deposit insurance expense increased by $2.4 million as a result of the FDIC's industry-wide special assessment and the increase in its general assessment. The after-tax impact to quarterly earnings was a reduction of $1.5 million, or $0.11 diluted earnings per share.

"Despite the negative earnings impact of the industry-wide FDIC assessment, our second quarter results actually exceeded our expectations. While our loan demand remains soft, we were very pleased with a slightly improved margin of 4 basis points, exceptional non-interest income growth of 13.6%, relatively low credit card charge-offs of 2.83%, continued strong asset quality with nonperforming assets to total assets of 0.78% versus peer of approximately 2.5%, and last but not least, a very strong capital base as reflected in our equity to assets ratio of 10.1%," commented J. Thomas May, Chairman and CEO.

For the six-month period ended June 30, 2009, net income was $10.7 million, or $0.76 diluted earnings per share, compared to $14.8 million, or $1.05 per share for the same period in 2008. "During the first quarter of 2008 we recorded earnings of $0.18 per share for nonrecurring items related to Visa, Inc.'s IPO. Normalizing for the 2008 Visa items and the 2009 FDIC insurance increases, our 6 month earnings were relatively unchanged," added May.

The Company's net interest income for the second quarter of 2009 increased 2.7% to $23.7 million compared to $23.1 million for the same period of 2008. Net interest margin increased 4 basis points to 3.71% from the second quarter of 2008 and 3 basis points from the first quarter of 2009.

The Company's loan portfolio increased 1.8% to $1.94 billion at June 30, 2009. The growth was primarily attributable to increases in the student loan portfolio. "As expected, while each of our eight banks continues providing loans to its respective customers, the loan demand today is significantly less than historical levels. However, we are positioned to meet the needs of our consumer and commercial borrowers when demand returns," added May.

Non-performing assets as a percent of total assets were 0.86% as of June 30, 2009. Non-performing loans as a percent of total loans were 1.02%. These ratios include approximately $2.4 million of Government guaranteed student loans that were over 90 days past due at the end of the quarter. Excluding the guaranteed past due student loans, non-performing assets as a percent of total assets were 0.78% and non-performing loans as a percent of total loans were 0.90%. Total loans greater than 30 days past due were 0.58% of total loans compared to 0.78% in the first quarter of 2009.

The allowance for loan losses was $25.0 million at June 30, 2009, or 1.29% of total loans and 126% of non-performing loans. The Company's annualized net charge-off ratio for the second quarter of 2009 was 0.44%. Excluding credit cards, the annualized net charge-off ratio for the second quarter was 0.22%. Annualized net credit card charge-offs for the second quarter were 2.83%, an increase of 19 basis points from the previous quarter, but still more than 750 basis points below the most recently published credit card charge-off industry average of 10.62%.

Total deposits were $2.3 billion and total assets for the Company were $2.9 billion at June 30, 2009. Stockholders' equity increased 5.1% to $292 million at June 30, 2009 compared to $278 million at June 30, 2008. At June 30, 2009, book value per share was $20.82 and tangible book value per share was $16.35.

"As announced last week, Simmons First will not participate in the U.S. Treasury's Capital Purchase Program, or CPP," said May. "After careful consideration and analysis, we believe there has been considerable improvement in the economic indicators since October 2008. The Arkansas economy is doing well relative to many other geographic regions of our country, and Simmons First continues to have strong asset quality, liquidity and capital. Accordingly, we do not believe participation in the CPP is necessary nor in the best interest of our shareholders. While we have chosen not to participate, Simmons First believes the CPP has served the original purpose of the Treasury."

Simmons First National Corporation is an Arkansas based financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas. The Company's eight banks conduct financial operations from 88 offices, of which 84 are financial centers, in 47 communities.

The Simmons First National Corporation logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4819

CONFERENCE CALL

Management will conduct a conference call to review this information beginning at 3:00 p.m. Central Time on Thursday, July 16, 2009. Interested persons can listen to this call by dialing 1-800-854-4175 (United States and Canada only) and asking for the Simmons First National Corporation conference call. A replay of the call will be available through 5:00 p.m. Central Time on July 23, 2009 by dialing 1-800-642-1687. The passcode for the replay is 14622355. In addition, the call will be available live or in recorded version on the Company's website at www.simmonsfirst.com.

GENERAL

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation's financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

 Simmons First National Corporation                               SFNC
 Consolidated End of Period Balance Sheets
 For the Quarters Ended
 (Unaudited)
                  Jun 30     Mar 31     Dec 31     Sep 30     Jun 30
                   2009       2009       2008       2008       2008
                ---------- ---------- ---------- ---------- ----------
 (in thousands)
 ASSETS
 Cash and
  non-interest
  bearing
  balances due
  from banks    $   53,956 $   53,707 $   71,801 $   70,640 $   79,569
 Interest
  bearing
  balances due
  from banks        52,321     43,219     61,085     71,837     76,253
 Federal funds
  sold               8,300      1,000      6,650      7,310     44,430
                ---------- ---------- ---------- ---------- ----------
  Cash and cash
   equivalents     114,577     97,926    139,536    149,787    200,252

 Investment
  securities -
  held-to-
  maturity         352,921    217,443    187,301    181,805    186,400
 Investment
  securities -
  available-for-
  sale             277,948    505,349    458,833    394,267    439,625
 Mortgage loans
  held for sale     14,868      9,695     10,336      4,377     11,581
 Assets held in
  trading
  accounts           6,051      7,510      5,754        890      1,004

 Loans           1,943,460  1,917,332  1,933,074  1,936,279  1,908,328
  Allowance for
   loan losses     (25,032)   (24,508)   (25,841)   (25,548)   (25,752)
                ---------- ---------- ---------- ---------- ----------
   Net loans     1,918,428  1,892,824  1,907,233  1,910,731  1,882,576

 Premises and
  equipment         78,649     78,632     78,904     78,357     78,299
 Foreclosed
  assets held
  for sale, net      5,147      3,704      2,995      4,044      3,440
 Interest
  receivable        18,131     19,071     20,930     23,322     20,863
 Bank owned life
  insurance         40,319     39,995     39,617     39,220     38,851
 Goodwill           60,605     60,605     60,605     60,605     60,605
 Core deposit
  premiums           2,172      2,373      2,575      2,777      2,978
 Other assets        8,015      8,452      8,490     10,010      8,968
                ---------- ---------- ---------- ---------- ----------

   TOTAL ASSETS $2,897,831 $2,943,579 $2,923,109 $2,860,192 $2,935,442
                ========== ========== ========== ========== ==========

 LIABILITIES
 Non-interest
  bearing
  transaction
  accounts      $  324,686 $  330,656 $  334,998 $  318,660 $  335,310
 Interest
  bearing
  transaction
  accounts and
  savings
  deposits       1,065,646  1,078,324  1,026,824  1,024,176  1,025,908
 Time deposits
  less than
  $100,000         532,200    550,676    556,118    556,516    577,435
 Time deposits
  greater than
  $100,000         396,612    409,846    418,393    395,040    424,330
                ---------- ---------- ---------- ---------- ----------
   Total
    deposits     2,319,144  2,369,502  2,336,333  2,294,392  2,362,983
                ---------- ---------- ---------- ---------- ----------
 Federal funds
  purchased and
  securities
  sold under
  agreements to
  repurchase        98,146     98,680    115,449    104,002    115,554
 Short-term debt     2,647      1,456      1,112      1,480      4,549
 Long-term debt    162,726    160,423    158,671    157,019    150,903
 Accrued
  interest and
  other
  liabilities       22,953     21,348     22,752     22,482     23,302
                ---------- ---------- ---------- ---------- ----------
   TOTAL
    LIABILITIES  2,605,616  2,651,409  2,634,317  2,579,375  2,657,291
                ---------- ---------- ---------- ---------- ----------

 STOCKHOLDERS'
  EQUITY
 Capital stock         140        140        140        140        139
 Surplus            40,824     41,901     40,807     40,744     40,674
 Undivided
  profits          250,070    247,228    244,655    241,682    237,859
 Accumulated
  other
  comprehensive
  income (loss)
  Unrealized
   appreciation
   (depreciation)
   on AFS
   securities        1,181      2,901      3,190     (1,749)      (521)
                ---------- ---------- ---------- ---------- ----------
   TOTAL
    STOCKHOLDERS'
    EQUITY         292,215    292,170    288,792    280,817    278,151
                ---------- ---------- ---------- ---------- ----------
 TOTAL
  LIABILITIES AND
  STOCKHOLDERS'
  EQUITY        $2,897,831 $2,943,579 $2,923,109 $2,860,192 $2,935,442
                ========== ========== ========== ========== ==========

 Simmons First National Corporation                               SFNC
 Consolidated Average Quarter-to-Date Balance Sheets
 For the Quarters Ended
 (Unaudited)
                  Jun 30     Mar 31     Dec 31     Sep 30     Jun 30
                   2009       2009       2008       2008       2008
                ---------- ---------- ---------- ---------- ----------
 (in thousands)
 ASSETS
 Cash and
  non-interest
  bearing
  balances due
  from banks    $   57,708 $   62,974 $   63,005 $   70,908 $   69,197
 Interest
  bearing
  balances due
  from banks        44,946     54,057    107,211     65,819     85,578
 Federal funds
  sold               9,355        486     14,394     32,910     55,543
                ---------- ---------- ---------- ---------- ----------
  Cash and cash
   equivalents     112,009    117,517    184,610    169,637    210,318

 Investment
  securities -
  held-to-
  maturity         288,794    194,100    181,249    184,734    184,603
 Investment
  securities -
  available-for-
  sale             404,406    515,648    405,812    431,215    431,869
 Mortgage loans
  held for sale     16,316     13,731      4,661      6,759      8,740
 Assets held in
  trading
  accounts           5,981      4,213      5,774        727      5,747

 Loans           1,923,787  1,917,251  1,948,320  1,905,979  1,869,369
  Allowance for
   loan losses     (25,013)   (25,840)   (25,817)   (25,878)   (25,426)
                ---------- ---------- ---------- ---------- ----------
   Net loans     1,898,774  1,891,411  1,922,503  1,880,101  1,843,943

 Premises and
  equipment         78,743     78,847     79,048     78,383     78,170
 Foreclosed
  assets held
  for sale, net      4,362      3,365      3,724      3,693      3,685
 Interest
  receivable        19,161     19,856     22,716     21,886     20,745
 Bank owned life
  insurance         40,161     39,802     39,411     39,038     38,600
 Goodwill           60,605     60,605     60,605     60,605     60,605
 Core deposit
  premiums           2,288      2,491      2,694      2,895      3,095
 Other assets        6,945      7,777      7,748      8,270      5,053
                ---------- ---------- ---------- ---------- ----------

   TOTAL ASSETS $2,938,545 $2,949,363 $2,920,555 $2,887,943 $2,895,173
                ========== ========== ========== ========== ==========

 LIABILITIES
 Non-interest
  bearing
  transaction
  accounts      $  328,036 $  327,250 $  322,540 $  320,160 $  318,978
 Interest
  bearing
  transaction
  accounts and
  savings
  deposits       1,081,416  1,052,635  1,040,619  1,021,519    972,687
 Time deposits
  less than
  $100,000         539,165    558,969    565,219    569,859    598,264
 Time deposits
  greater than
  $100,000         402,939    414,418    408,764    404,694    438,887
                ---------- ---------- ---------- ---------- ----------
   Total
    deposits     2,351,556  2,353,272  2,337,142  2,316,232  2,328,816
                ---------- ---------- ---------- ---------- ----------
 Federal funds
  purchased and
  securities
  sold under
  agreements to
  repurchase       106,288    119,846    116,048    102,704    110,646
 Short-term debt     1,802      1,695      3,153      9,668      2,791
 Long-term debt    161,065    160,692    159,027    154,676    147,948
 Accrued
  interest and
  other
  liabilities       22,566     21,100     20,078     21,948     21,935
                ---------- ---------- ---------- ---------- ----------
   TOTAL
    LIABILITIES  2,643,277  2,656,605  2,635,448  2,605,228  2,612,136
                ---------- ---------- ---------- ---------- ----------

   TOTAL
    STOCKHOLDERS'
    EQUITY         295,268    292,758    285,107    282,715    283,037
                ---------- ---------- ---------- ---------- ----------

   TOTAL
    LIABILITIES
    AND
    STOCKHOLDERS'
    EQUITY      $2,938,545 $2,949,363 $2,920,555 $2,887,943 $2,895,173
                ========== ========== ========== ========== ==========

 Simmons First National Corporation                               SFNC
 Consolidated Statements of Income - Quarter-to-Date
 For the Quarters Ended
 (Unaudited)
                            Jun 30   Mar 31   Dec 31   Sep 30   Jun 30
                             2009     2009     2008     2008     2008
                           -------  -------  -------  -------  -------
 (in thousands, except per
  share data)
 INTEREST INCOME
  Loans                    $28,018  $28,234  $30,266  $31,548  $31,159
  Federal funds sold            15        1       31      176      285
  Investment securities      5,257    6,417    6,749    7,063    7,055
  Mortgage loans held for
   sale, net of unrealized
   gains (losses)              195      158       74      112      113
  Assets held in trading
   accounts                      5        5       10       --       41
  Interest bearing
   balances due from banks      70       78      231      309      487
                           -------  -------  -------  -------  -------
   TOTAL INTEREST INCOME    33,560   34,893   37,361   39,208   39,140
                           -------  -------  -------  -------  -------
 INTEREST EXPENSE
  Time deposits              5,975    6,934    7,807    8,491   10,006
  Other deposits             1,926    2,569    3,643    4,116    3,899
  Federal funds purchased
   and securities sold
   under agreements to
   repurchase                  182      243      297      429      463
  Short-term debt                6        6       10       62       19
  Long-term debt             1,748    1,748    1,824    1,763    1,655
                           -------  -------  -------  -------  -------
   TOTAL INTEREST EXPENSE    9,837   11,500   13,581   14,861   16,042
                           -------  -------  -------  -------  -------
 NET INTEREST INCOME        23,723   23,393   23,780   24,347   23,098
  Provision for loan losses  2,622    2,138    2,751    2,214    2,214
                           -------  -------  -------  -------  -------
 NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES 21,101   21,255   21,029   22,133   20,884
                           -------  -------  -------  -------  -------
 NON-INTEREST INCOME
  Trust income               1,223    1,326    1,524    1,608    1,450
  Service charges on
   deposit accounts          4,572    3,727    4,013    4,009    3,691
  Other service charges and
   fees                        646      746      659      648      621
  Income on sale of
   mortgage loans, net of
   commissions               1,364    1,039      530      595      760
  Income on investment
   banking, net of
   commissions                 676      411      246      131      199
  Credit card fees           3,597    3,153    3,435    3,491    3,480
  Premiums on sale of
   student loans               286       --       --        3      507
  Bank owned life insurance
   income                      299      378      389      370      425
  Other income                 556      679      530      433      587
  Gain on sale of
   securities, net of taxes     90       --       --       --       --
                           -------  -------  -------  -------  -------
   TOTAL NON-INTEREST
    INCOME                  13,309   11,459   11,326   11,288   11,720
                           -------  -------  -------  -------  -------
 NON-INTEREST EXPENSE
  Salaries and employee
   benefits                 14,676   14,583   14,353   14,056   14,433
  Occupancy expense, net     1,823    1,889    1,857    1,912    1,804
  Furniture and equipment
   expense                   1,528    1,543    1,462    1,543    1,472
  Other real estate and
   foreclosure expense          90       70       53       57       87
  Deposit insurance          2,557      533      325      267      113
  Other operating expenses   6,285    7,040    6,530    6,606    6,300
                           -------  -------  -------  -------  -------
   TOTAL NON-INTEREST
    EXPENSE                 26,959   25,658   24,580   24,441   24,209
                           -------  -------  -------  -------  -------
 NET INCOME BEFORE INCOME
  TAXES                      7,451    7,056    7,775    8,980    8,395
  Provision for income
   taxes                     1,942    1,820    2,149    2,506    2,401
                           -------  -------  -------  -------  -------
 NET INCOME                $ 5,509  $ 5,236  $ 5,626  $ 6,474  $ 5,994
                           =======  =======  =======  =======  =======
 BASIC EARNINGS PER SHARE  $  0.40  $  0.37  $  0.40  $  0.47  $  0.43
                           =======  =======  =======  =======  =======
 DILUTED EARNINGS PER
  SHARE                    $  0.39  $  0.37  $  0.40  $  0.46  $  0.42
                           =======  =======  =======  =======  =======

 Simmons First National Corporation                               SFNC
 Consolidated Statements of Income - Year-to-Date
 For the Quarters Ended
 (Unaudited)
                          Jun 30   Mar 31   Dec 31    Sep 30    Jun 30
                           2009     2009     2008      2008      2008
                         -------  -------  --------  --------  -------

 (in thousands, except
  per share data)
 INTEREST INCOME
  Loans                  $56,251  $28,234  $126,079  $ 95,812  $64,264
  Federal funds sold          15        1       748       716      540
  Investment securities   11,673    6,417    27,415    20,687   13,624
  Mortgage loans held for
   sale, net of
   unrealized gains
   (losses)                  353      158       411       338      226
  Assets held in trading
   accounts                   10        5        73        42       42
  Interest bearing
   balances due from
   banks                     148       78     1,415     1,184      875
                         -------  -------  --------  --------  -------
   TOTAL INTEREST INCOME  68,450   34,893   156,141   118,779   79,571
                         -------  -------  --------  --------  -------
 INTEREST EXPENSE
  Time deposits           12,909    6,934    38,226    30,420   21,929
  Other deposits           4,495    2,569    14,924    11,280    7,163
  Federal funds purchased
   and securities sold
   under agreements to
   repurchase                425      243     2,110     1,813    1,385
  Short-term debt             12        6       111       101       38
  Long-term debt           3,496    1,748     6,753     4,929    3,166
                         -------  -------  --------  --------  -------
   TOTAL INTEREST EXPENSE 21,337   11,500    62,124    48,543   33,681
                         -------  -------  --------  --------  -------
 NET INTEREST INCOME      47,113   23,393    94,017    70,236   45,890
  Provision for loan
   losses                  4,760    2,138     8,646     5,895    3,681
                         -------  -------  --------  --------  -------
 NET INTEREST INCOME
  AFTER PROVISION FOR
  LOAN LOSSES             42,353   21,255    85,371    64,341   42,209
                         -------  -------  --------  --------  -------
 NON-INTEREST INCOME
  Trust income             2,549    1,326     6,230     4,707    3,098
  Service charges on
   deposit accounts        8,298    3,727    15,145    11,134    7,125
  Other service charges
   and fees                1,392      746     2,681     2,021    1,374
  Income on sale of
   mortgage loans, net
   of commissions          2,400    1,039     2,606     2,077    1,482
  Income on investment
   banking, net of
   commissions             1,086      411     1,025       779      648
  Credit card fees         6,750    3,153    13,579    10,144    6,653
  Premiums on sale of
   student loans             286       --     1,134     1,135    1,132
  Bank owned life
   insurance income          677      378     1,547     1,157      787
  Other income             1,235      679     5,379     4,843    4,413
  Gain on sale of
   securities, net of
   taxes                      90       --        --        --       --
                         -------  -------  --------  --------  -------
   TOTAL NON-INTEREST
    INCOME                24,763   11,459    49,326    37,997   26,712
                         -------  -------  --------  --------  -------
 NON-INTEREST EXPENSE
  Salaries and employee
   benefits               29,257   14,583    57,050    42,697   28,641
  Occupancy expense, net   3,713    1,889     7,383     5,526    3,615
  Furniture and equipment
   expense                 3,070    1,543     5,967     4,505    2,962
  Other real estate and
   foreclosure expense       160       70       239       185      129
  Deposit insurance        3,090      533       793       468      201
  Other operating
   expenses               13,319    7,040    24,928    18,395   11,791
                         -------  -------  --------  --------  -------
   TOTAL NON-INTEREST
    EXPENSE               52,609   25,658    96,360    71,776   47,339
                         -------  -------  --------  --------  -------
 NET INCOME BEFORE INCOME
  TAXES                   14,507    7,056    38,337    30,562   21,582
  Provision for income
   taxes                   3,762    1,820    11,427     9,278    6,772
                         -------  -------  --------  --------  -------
 NET INCOME              $10,745  $ 5,236  $ 26,910  $ 21,284  $14,810
                         =======  =======  ========  ========  =======
 BASIC EARNINGS PER
  SHARE                  $  0.77  $  0.37  $   1.93  $   1.53  $  1.06
                         =======  =======  ========  ========  =======
 DILUTED EARNINGS PER
  SHARE                  $  0.76  $  0.37  $   1.91  $   1.51  $  1.05
                         =======  =======  ========  ========  =======

 Simmons First National Corporation                               SFNC
 Consolidated Risk-Based Capital
 For the Quarters Ended
 (Unaudited)
                  Jun 30     Mar 31     Dec 31     Sep 30     Jun 30
                   2009       2009       2008       2008       2008
                ---------- ---------- ---------- ---------- ----------
(in thousands)
 Tier 1 capital
 --------------
  Stockholders'
   equity       $  292,215 $  292,170 $  288,792 $  280,817 $  278,151
  Trust
   preferred
   securities,
   net allowable    30,000     30,000     30,000     30,000     30,000
  Disallowed
   intangible
   assets, net
   of def. tax     (51,958)   (52,459)   (53,034)   (63,125)   (63,330)
  Unrealized
   loss (gain)
   on AFS
   securities       (1,181)    (2,901)    (3,190)     1,749        521
                ---------- ---------- ---------- ---------- ----------

   Total Tier 1
    capital        269,076    266,810    262,568    249,441    245,342
                ---------- ---------- ---------- ---------- ----------

 Tier 2 capital
 --------------
  Qualifying
   unrealized
   gain on AFS
   equity
   securities          162        186        179          3         19
  Qualifying
   allowance for
   loan losses      24,796     24,537     24,827     24,888     25,136
                ---------- ---------- ---------- ---------- ----------

   Total Tier 2
    capital         24,958     24,723     25,006     24,891     25,155
                ---------- ---------- ---------- ---------- ----------

   Total
    risk-based
    capital     $  294,034 $  291,533 $  287,574 $  274,332 $  270,497
                ========== ========== ========== ========== ==========

 Risk weighted
  assets        $1,981,955 $1,961,351 $1,983,654 $1,988,879 $2,008,764
                ========== ========== ========== ========== ==========

 Adjusted
  average assets
  for leverage
  ratio         $2,883,021 $2,893,210 $2,870,882 $2,825,844 $2,826,216
                ========== ========== ========== ========== ==========

 Ratios at end
  of quarter
 -------------
  Equity to
   assets            10.08%      9.93%      9.88%      9.82%      9.48%
  Tangible
   common equity
   to tangible
   assets             8.09%      7.96%      7.89%      7.77%      7.47%
  Tier 1
   leverage
   ratio              9.33%      9.22%      9.15%      8.83%      8.68%
  Tier 1
   risk-based
   capital ratio     13.58%     13.60%     13.24%     12.54%     12.21%
  Total
   risk-based
   capital ratio     14.84%     14.86%     14.50%     13.79%     13.47%

 Simmons First National Corporation                               SFNC
 Consolidated Loans and Investments
 For the Quarters Ended
 (Unaudited)
                  Jun 30     Mar 31     Dec 31     Sep 30     Jun 30
                   2009       2009       2008       2008       2008
                ---------- ---------- ---------- ---------- ----------
 (in thousands)
 Loan Portfolio
  - End of
  Period
 --------------
  Consumer
   Credit cards $  168,897 $  158,503 $  169,615 $  162,862 $  162,103
   Student loans   139,928    143,130    111,584    102,346     75,371
   Other
    consumer       142,040    139,502    138,145    137,763    135,342
                ---------- ---------- ---------- ---------- ----------
    Total
     consumer      450,865    441,135    419,344    402,971    372,816
  Real Estate
   Construction    197,336    208,664    224,924    227,071    245,284
   Single-family
    residential    401,447    410,315    409,540    400,845    388,353
   Other
    commercial     601,217    588,216    584,843    576,958    558,257
                ---------- ---------- ---------- ---------- ----------
    Total real
     estate      1,200,000  1,207,195  1,219,307  1,204,874  1,191,894
  Commercial
   Commercial      182,064    187,645    192,496    184,690    229,817
   Agricultural     96,526     68,731     88,233    130,988    100,923
   Financial
    institutions     3,598      3,471      3,471      2,581      4,506
                ---------- ---------- ---------- ---------- ----------
    Total
     commercial    282,188    259,847    284,200    318,259    335,246
  Other             10,407      9,155     10,223     10,175      8,372
                ---------- ---------- ---------- ---------- ----------

    Total Loans $1,943,460 $1,917,332 $1,933,074 $1,936,279 $1,908,328
                ========== ========== ========== ========== ==========

 Investment
  Securities -
  End of Period
 --------------
  Held-to-
   Maturity
   U.S
    Treasury    $       -- $       -- $       -- $       -- $    1,500
   U.S
    Government
    agencies       149,698     33,000     18,000     19,000     24,000
   Mortgage-
    backed
    securities          98        105        109        112        117
   State and
    political
    subdivisions   202,195    183,408    168,262    161,763    159,853
   Other
    securities         930        930        930        930        930
                ---------- ---------- ---------- ---------- ----------
    Total held-
     to-maturity   352,921    217,443    187,301    181,805    186,400
                ---------- ---------- ---------- ---------- ----------
  Available-for-
   Sale
   U.S
    Treasury         5,058      7,563      6,089      6,990      2,465
   U.S
    Government
    agencies       195,236    301,785    351,161    364,995    370,022
   Mortgage-
    backed
    securities       2,936      3,008      2,879      2,798      2,840
   State and
    political
    subdivisions       486        486        637        637        637
   FHLB stock        7,471      7,376      7,358      7,890      7,453
   Other
    securities      66,761    185,131     90,709     10,957     56,208
                ---------- ---------- ---------- ---------- ----------
    Total
     available-
     for-sale      277,948    505,349    458,833    394,267    439,625
                ---------- ---------- ---------- ---------- ----------

    Total
     investment
     securities $  630,869 $  722,792 $  646,134 $  576,072 $  626,025
                ========== ========== ========== ========== ==========

    Fair Value -
     HTM
     investment
     securities $  353,021 $  218,712 $  187,320 $  180,519 $  185,665
                ========== ========== ========== ========== ==========

 Investment
  Securities -
  QTD Average
 -------------
  Taxable
   securities   $  498,989 $  536,443 $  419,682 $  455,547 $  457,918
  Tax exempt
   securities      194,211    173,305    162,563    160,402    158,554
                ---------- ---------- ---------- ---------- ----------

   Total
    investment
    securities -
    QTD average $  693,200 $  709,748 $  582,245 $  615,949 $  616,472
                ========== ========== ========== ========== ==========

 Simmons First National Corporation                               SFNC
 Consolidated Allowance and Asset Quality
 For the Quarters Ended
 (Unaudited)
                            Jun 30   Mar 31   Dec 31   Sep 30   Jun 30
                             2009     2009     2008     2008     2008
                           -------  -------  -------  -------  -------
      (in thousands)
 Allowance for Loan Losses
 -------------------------
  Balance, beginning of
   quarter                 $24,508  $25,841  $25,548  $25,752  $25,392
                           -------  -------  -------  -------  -------

  Loans charged off
   Credit cards              1,350    1,270    1,033      971      977
   Other consumer              528      530      697      459      592
   Real estate               1,389    1,697      517    1,274      719
   Commercial                  467      442      761      379       52
                           -------  -------  -------  -------  -------
    Total loans charged off  3,734    3,939    3,008    3,083    2,340
                           -------  -------  -------  -------  -------

  Recoveries of loans
   previously charged off
   Credit cards                201      214      202      237      252
   Other consumer              214      190       97      137      132
   Real estate                 841        4       35       73       20
   Commercial                  380       60      216      218       82
                           -------  -------  -------  -------  -------
    Total recoveries         1,636      468      550      665      486
                           -------  -------  -------  -------  -------
   Net loans charged off     2,098    3,471    2,458    2,418    1,854
  Provision for loan losses  2,622    2,138    2,751    2,214    2,214
                           -------  -------  -------  -------  -------
  Balance, end of quarter  $25,032  $24,508  $25,841  $25,548  $25,752
                           =======  =======  =======  =======  =======

 Non-performing assets
 ---------------------
  Non-performing loans
   Nonaccrual loans
    Real estate            $13,217  $12,690  $12,234  $ 9,248  $10,373
    Commercial               1,611    1,349      668    1,778    1,494
    Consumer                 1,517    1,563    1,456    1,420    1,409
                           -------  -------  -------  -------  -------
     Total nonaccrual loans 16,345   15,602   14,358   12,446   13,276
   Loans past due 90 days
    or more
    Government guaranteed
     student loans           2,371    2,739       --       --       --
    Other loans              1,147    1,482    1,292    1,572    1,202
                           -------  -------  -------  -------  -------
     Total loans past due
      90 days or more        3,518    4,221    1,292    1,572    1,202
                           -------  -------  -------  -------  -------
      Total non-performing
       loans                19,863   19,823   15,650   14,018   14,478
                           -------  -------  -------  -------  -------

  Other non-performing
   assets
   Foreclosed assets held
    for sale                 5,147    3,704    2,995    4,044    3,440
   Other non-performing
    assets                      17       12       12       --        1
                           -------  -------  -------  -------  -------
    Total other
     non-performing assets   5,164    3,716    3,007    4,044    3,441
                           -------  -------  -------  -------  -------

     Total non-performing
      assets               $25,027  $23,539  $18,657  $18,062  $17,919
                           =======  =======  =======  =======  =======

 Ratios
 ------
  Allowance for loan losses
   to total loans             1.29%    1.28%    1.34%    1.32%    1.35%
  Allowance for loan losses
   to non-performing loans  126.02%  123.63%  165.12%  182.25%  177.87%
  Allowance for loan losses
   to non-performing assets 100.02%  104.12%  138.51%  141.45%  143.71%
  Non-performing loans to
   total loans                1.02%    1.03%    0.81%    0.72%    0.76%
  Non-performing assets to
   total assets               0.86%    0.80%    0.64%    0.63%    0.61%
  Non-performing assets to
   total assets (excluding
   Gov't guaranteed student
   loans)                     0.78%    0.71%    0.64%    0.63%    0.61%
  Annualized net charge
   offs to total loans        0.44%    0.73%    0.50%    0.50%    0.40%
  Annualized net charge
   offs to total loans
   (excluding credit cards)   0.22%    0.56%    0.36%    0.38%    0.27%
  Past due loans >30 days
   (excluding nonaccrual)     0.58%    0.78%    0.88%    0.63%    0.48%

 Simmons First National Corporation                               SFNC
 Consolidated - Net Interest Income Analysis
 For the Quarters Ended
 (Unaudited)
                                Jun 30  Mar 31  Dec 31  Sep 30  Jun 30
                                 2009    2009    2008    2008    2008
                                ------  ------  ------  ------  ------
   ASSETS

 Earning Assets
  Interest bearing balances due
   from banks                    0.62%   0.59%   0.86%   1.87%   2.29%
  Federal funds sold             0.64%   0.83%   0.86%   2.13%   2.06%
  Investment securities          3.71%   4.28%   5.24%   5.19%   5.22%
  Mortgage loans held for sale   4.79%   4.67%   6.32%   6.59%   5.20%
  Assets held in trading
   accounts                      0.34%   0.48%   0.69%   0.00%   2.87%
  Loans                          5.85%   5.98%   6.19%   6.60%   6.72%
   Total interest earning assets 5.18%   5.41%   5.73%   6.09%   6.11%

   LIABILITIES

 Interest bearing liabilities
  Interest bearing transaction
   and savings accounts          0.71%   0.99%   1.39%   1.60%   1.61%
  Time deposits                  2.54%   2.89%   3.19%   3.47%   3.88%
   Total interest bearing
    deposits                     1.57%   1.90%   2.26%   2.51%   2.78%
  Federal funds purchased and
   securities sold under
   agreement to repurchase       0.69%   0.82%   1.02%   1.66%   1.68%
  Short-term debt                1.34%   1.44%   1.26%   2.55%   2.74%
  Long-term debt                 4.35%   4.41%   4.56%   4.53%   4.50%
   Total interest bearing
    liabilities                  1.72%   2.02%   2.36%   2.61%   2.84%

   NET INTEREST MARGIN/SPREAD

  Net interest spread            3.46%   3.39%   3.37%   3.48%   3.27%
  Net interest margin -
   quarter-to-date               3.71%   3.68%   3.70%   3.84%   3.67%
  Net interest margin -
   year-to-date                  3.70%   3.68%   3.75%   3.77%   3.74%

 Simmons First National Corporation                               SFNC
 Consolidated - Selected Financial Data
 For the Quarters Ended
 (Unaudited)
                  Jun 30     Mar 31     Dec 31     Sep 30     Jun 30
                   2009       2009       2008       2008       2008
                ---------- ---------- ---------- ---------- ----------
 (in thousands,
  except per
  share data)
 QUARTER-TO-DATE
 ---------------
  Diluted
   earnings per
   share        $     0.39 $     0.37 $     0.40 $     0.46 $     0.42
  Core earnings
   (excludes
   nonrecurring
   items) (non-
   GAAP)             5,509      5,236      5,626      6,474      5,994
  Diluted core
   earnings per
   share (non-
   GAAP)              0.39       0.37       0.40       0.46       0.42
  Cash dividends
   declared per
   common share       0.19       0.19       0.19       0.19       0.19
  Cash dividends
   declared -
   amount            2,667      2,663      2,653      2,651      2,650
  Return on
   average
   stockholders'
   equity             7.48%      7.25%      7.85%      9.11%      8.52%
  Return on
   tangible
   equity             9.73%      9.47%     10.32%     11.98%     11.22%
  Return on
   average
   assets             0.75%      0.72%      0.77%      0.89%      0.83%
  Net interest
   margin (FTE)       3.71%      3.68%      3.70%      3.84%      3.67%
  FTE adjustment
   - investments     1,150      1,069        980        967        952
  FTE adjustment
   - loans              53         57         63         64         57
  Amortization
   of
   intangibles         202        202        202        201        202
  Amortization
   of
   intangibles,
   net of taxes        127        127        127        127        127
  Average shares
   outstanding  14,021,974 13,991,990 13,959,174 13,951,373 13,940,253
  Shares
   repurchased          --         --         --         --     21,700
  Average price
   of
   repurchased
   shares               --         --         --         --      30.25
  Average
   earning
   assets        2,693,585  2,699,486  2,667,421  2,628,143  2,641,449
  Average
   interest
   bearing
   liabilities   2,292,675  2,308,255  2,292,830  2,263,120  2,271,223

 YEAR-TO-DATE
 ------------
  Diluted
   earnings per
   share        $     0.76 $     0.37 $     1.91 $     1.51 $     1.05
  Core earnings
   (excludes
   nonrecurring
   items) (non-
   GAAP)            10,745      5,236     24,352     18,726     12,252
  Diluted core
   earnings per
   share (non-
   GAAP)              0.76       0.37       1.73       1.33       0.87
  Cash dividends
   declared per
   common share       0.38       0.19       0.76       0.57       0.38
  Return on
   average
   stockholders'
   equity             7.37%      7.25%      9.54%     10.11%     10.62%
  Return on
   tangible
   equity             9.60%      9.47%     12.54%     13.30%     13.98%
  Return on
   average
   assets             0.74%      0.72%      0.94%      1.00%      1.05%
  Net interest
   margin (FTE)       3.70%      3.68%      3.75%      3.77%      3.74%
  FTE adjustment
   - investments     2,219      1,069      3,815      2,835      1,868
  FTE adjustment
   - loans             110         57        245        182        118
  Amortization
   of
   intangibles         404        202        807        605        404
  Amortization
   of
   intangibles,
   net of taxes        254        127        508        381        254
  Average shares
   outstanding  14,006,982 13,991,990 13,945,249 13,940,573 13,935,114
  Average
   diluted
   shares
   outstanding  14,093,325 14,090,488 14,107,943 14,109,028 14,087,690
  Average
   earning
   assets        2,696,535  2,699,486  2,617,506  2,594,469  2,577,632
  Average
   interest
   bearing
   liabilities   2,300,464  2,308,255  2,245,509  2,229,733  2,213,039

 END OF PERIOD
 -------------
  Book value per
   share        $    20.82 $    20.85 $    20.69 $    20.12 $    19.94
  Tangible book
   value per
   share             16.35      16.35      16.16      15.58      15.38
  Shares
   outstanding  14,036,274 14,013,839 13,960,680 13,958,932 13,948,442
  Full-time
   equivalent
   employees         1,103      1,097      1,123      1,125      1,135
  Total number
   of ATM's             94         94         93         93         95
  Total number
   of financial
   centers              84         84         84         84         85
  Parent company
   only -
   investment in
   subsidiaries    298,310    297,860    291,392    285,474    284,614
  Parent company
   only -
   intangible
   assets              133        133        133        133        133

 Simmons First National Corporation                               SFNC
 Consolidated - Reconciliation of Core Earnings (non-GAAP)
 For the Quarters Ended
 (Unaudited)
                            Jun 30   Mar 31   Dec 31   Sep 30   Jun 30
                             2009     2009     2008     2008     2008
                           -------  -------  -------  -------  -------
 (in thousands, except per
  share data)
 QUARTER-TO-DATE
 ---------------
  Net Income               $ 5,509  $ 5,236  $ 5,626  $ 6,474  $ 5,994
   Nonrecurring items
    Mandatory stock
     redemption gain (Visa)     --       --       --       --       --
    Litigation liability
     (Visa)                     --       --       --       --       --
    Tax effect (39%)            --       --       --       --       --
                           -------  -------  -------  -------  -------
   Net nonrecurring items       --       --       --       --       --
                           -------  -------  -------  -------  -------
  Core earnings (non-GAAP) $ 5,509  $ 5,236  $ 5,626  $ 6,474  $ 5,994
                           =======  =======  =======  =======  =======

  Diluted earnings per
   share                   $  0.39  $  0.37  $  0.40  $  0.46  $  0.42
   Nonrecurring items
    Mandatory stock
     redemption gain (Visa)     --       --       --       --       --
    Litigation liability
     (Visa)                     --       --       --       --       --
    Tax effect (39%)            --       --       --       --       --
                           -------  -------  -------  -------  -------
   Net nonrecurring items       --       --       --       --       --
                           -------  -------  -------  -------  -------
  Diluted core earnings
   per share (non-GAAP)    $  0.39  $  0.37  $  0.40  $  0.46  $  0.42
                           =======  =======  =======  =======  =======

 YEAR-TO-DATE
 ------------
  Net Income               $10,745  $ 5,236  $26,910  $21,284  $14,810
   Nonrecurring items
    Mandatory stock
     redemption gain (Visa)     --       --   (2,973)  (2,973)  (2,973)
    Litigation liability
     (Visa)                     --       --   (1,220)  (1,220)  (1,220)
    Tax effect (39%)            --       --    1,635    1,635    1,635
                           -------  -------  -------  -------  -------
   Net nonrecurring items       --       --   (2,558)  (2,558)  (2,558)
                           -------  -------  -------  -------  -------
  Core earnings (non-GAAP) $10,745  $ 5,236  $24,352  $18,726  $12,252
                           =======  =======  =======  =======  =======

  Diluted earnings per
   share                   $  0.76  $  0.37  $  1.91  $  1.51  $  1.05
   Nonrecurring items
    Mandatory stock
     redemption gain (Visa)     --       --    (0.21)   (0.21)   (0.21)
    Litigation liability
     (Visa)                     --       --    (0.09)   (0.09)   (0.09)
    Tax effect (39%)            --       --     0.12     0.12     0.12
                           -------  -------  -------  -------  -------
   Net nonrecurring items       --       --    (0.18)   (0.18)   (0.18)
                           -------  -------  -------  -------  -------
  Diluted core earnings
   per share (non-GAAP)    $  0.76  $  0.37  $  1.73  $  1.33  $  0.87
                           =======  =======  =======  =======  =======

CONTACT:  Simmons First National Corporation
          David W. Garner, Senior Vice President and Investor
           Relations Officer
          (870) 541-1000